

SPARTAN®

COMMAND YOUR ROAD.

FOURTH QUARTER 2017 EARNINGS CONFERENCE CALL

March 1, 2018

FORWARD-LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as “believe”, “expect“, “forecast”, “”potential“, "project", "future", "may“, "will”, and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

2017 – PROFITABLE GROWTH


Revenues ($M)
$550.4
$590.8
$707.1
2015
2016
2017


Net Income ($M)
(EPS)
-$0.50
($17.0)
$8.6
$0.25
$15.9
$0.46
2015
2016
2017


Adjusted Net Income ($M) *
(Adjusted EPS)
$6.6
$0.20
$11.1
$0.32
$14.9
$0.43
2015
2016
2017


Adjusted EBITDA ($M) *
(Adjusted EBITDA Margin)
$12.2
2.2%
$22.9
3.9%
$31.3
4.4%
2015
2016
2017

- Sales increase $116.3M, or 19.7%, to $707.1M from $590.8M
  - Driven by strong sales from ER and SCV
- Net income improved $7.3M, or 85.2%, to $15.9M, or $0.46 per share, from $8.6M, or $0.25 per share
- Backlog up 114.5% to $535.1M compared to $249.5M a year ago
  - Includes $214M USPS order
- Adjusted net income improved 34.5% to $14.9M, or $0.43 adjusted per share, from $11.1M, or $0.32 adjusted per share
- Adjusted EBITDA increased 37.0% to $31.3M, or 4.4% of sales, from $22.9M, or 3.9% of sales
- ER segment was profitable – achieving $3.2M of adjusted EBITDA

**See GAAP reconciliation in Appendix*

ER – ACHIEVES PROFITABILITY


Emergency Response Segment
$193.2
$183.0
$302.9
-$8.7
-$7.5
$3.2
2015
2016
2017
Sales ($M)
ADJ EBITDA ($M)

- Full year 2017 profitable on both EBITDA and adjusted EBITDA basis
  - Strong 2nd half performance driven by successful Smeal integration
- Since 2016:
  - Revenues up $119.9M, or 65.5%
  - 400 bps improvement in gross margin
    - Significant improvement in warranty expense
  - 240 bps improvement in SG&A
  - $10.7M improvement in adjusted EBITDA

BUSINESS UPDATE

- FVS
  - USPS cargo body contract
    - $214M two-yr contract for +2,000 vehicles
  - Expanding truck body manufacturing footprint & sales team
  - Investing in alternative propulsion technologies
  - Expanding our refrigeration capabilities
  - Parcel delivery expansion supports ecommerce growth
- ER
  - Smeal integration complete - One ER going forward
    - Refreshed dealer network with superior aerial and pumper
- SCV
  - Continues to gain Class A Motorhome share
    - Motorhome backlog up 77% to $33.2M from year ago
  - Launched new 37ft chassis with Jayco – new demographic


We Deliver For You.









FINANCIAL REVIEW 4TH QUARTER 2017

OVERVIEW – 4Q17 VS. 4Q16



Revenue ($ M)
$133.7
$162.5
$148.7
$145.9
$167.1
$169.7
$189.2
$181.1
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



Net Income ($ M) (EPS)
$0.5
$0.02
$4.4
$0.16
$2.7
$0.08
$0.9
$0.03
-$1.1
-$0.03
$1.1
$0.03
$13.5
$0.38
$2.4
$0.07
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

- Revenue for 4Q17 up $35.2M, or 24.1%, to $181.1M from $145.9M
  - FVS down $2.3M – nonrecurring last mile delivery upfit order
  - ER up $28.6M – Smeal contributed $22.4 million
  - SCV up $8.2M – strength of motorhome sales

- Net Income for 4Q17 rose $1.5M, or 158.9%, to $2.4M from $0.9M
- EPS increased $0.04, or 133%, to $0.07 from $0.03
- Gross profit margin improved 130 bps to 13.6% of sales from 12.3% of sales
  - Reflects higher motor home volume, ER pricing and operational improvements across all business segments

OVERVIEW – 4Q17 VS. 4Q16



Adjusted EBITDA ($ M)
(Adj EBITDA as % of Sales)
$2.9
2.1%
$8.2
5.0%
$7.4
5.0%
$4.3
2.9%
$4.2
2.5%
$4.9
2.9%
$12.9
6.8%
$9.3
5.1%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



Adjusted Net Income ($ M)
(Adj EPS)
$0.5
$0.02
$6.3
$0.19
$3.4
$0.10
$1.5
$0.04
$1.3
$0.04
$2.4
$0.07
$7.4
$0.21
$3.9
$0.11
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

- Adjusted EBITDA rose $5.0M, or 118.3%, to $9.3M from $4.3M
- Adjusted EBITDA margin improved 220 basis points to 5.1% of sales compared to 2.9% of sales
  - Strong performances from all three business segments

- Adjusted net income up 156.4% to $3.9M from $1.5M
- Adjusted EPS of $0.11 versus $0.04 a year ago

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 4Q17



FVS Revenues ($ M)
$59.3
$73.8
$78.0
$67.3
$53.9
$53.5
$78.6
$65.0
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.5
$7.1
$10.1
$7.7
$6.2
$6.2
$8.8
$5.8
10.9%
9.6%
13.0%
11.4%
11.6%
11.5%
11.2%
8.9%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

- Revenue down $2.3M to $65.0M from $67.3M
  - Reflects increased truck body and walk-in van sales offset by nonrecurring last mile delivery upfit order
- Adjusted EBITDA decreased $1.9M to $5.8M from $7.7M primarily due to product mix
- Adjusted EBITDA margin decreased 250 basis points to 8.9% of sales from 11.4%
  - Nonrecurring last mile delivery upfit order
  - Partially offset by cost reductions and improved labor and manufacturing productivity
- Backlog up 198.9% to $267.7M compared to $89.5M a year ago
  - Includes $214M USPS order

See GAAP reconciliation in Appendix

EMERGENCY RESPONSE – 4Q17



ER Revenues ($ M)
$41.1
$52.4
$42.1
$47.3
$80.2
$80.8
$65.9
$75.9
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
4.0
2.0
0.0
-2.0
-4.0
-7.5%
-$3.1
-0.5%
-$0.3
-2.8%
-$1.2
-6.4%
-$3.0
-1.6%
-$1.3
-0.8%
-$0.7
$2.5
3.8%
$2.7
3.5%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

See GAAP reconciliation in Appendix

- Revenue up 60.4% to $75.9M from $47.3M
  - Smeal contributed $22.4M of the increase
  - Increased product optimization from successful integration
- Adjusted EBITDA improved $5.7M to $2.7M compared to a loss of $3.0M
- Adjusted EBITDA margin improved 990 basis points to 3.5% of sales
  - Reflects improved pricing, product quality, warranty costs, material efficiencies, improved vehicle mix and increased labor and manufacturing productivity
  - Offset by increased health care costs
- Backlog up 67.0% to $233.6M compared to $139.9M a year ago
  - Includes $84.4M Smeal backlog
  - Excluding Smeal, backlog up 6.6%, or $9.3M, compared to a year ago

SPECIALTY CHASSIS & VEHICLES – 4Q17



SCV Revenues ($ M)
$33.3
$37.8
$30.8
$32.8
$33.0
$35.8
$49.0
$41.1
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.6
$3.4
$1.3
$1.9
$1.5
$2.8
$5.1
$4.6
4.8%
9.0%
4.3%
5.7%
4.7%
7.7%
10.5%
11.2%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

See GAAP reconciliation in Appendix

- Revenue up $8.3M, or 25.0%, to $41.1M from $32.8M
  - Motorhome sales up $8.6M, or 34.6% to $33.3M from $24.7M
- SCV adjusted EBITDA increased $2.7M to $4.6M from $1.9M
- Adjusted EBITDA margin improved 550 basis points to 11.2% of sales from 5.7% of sales
  - Reflects increased sales volume and improved operational performance
- Backlog up 68.7% to $33.8M compared to $20.0M a year ago
  - Motorhome backlog up 77% compared to a year ago

BALANCE SHEET – 4Q17

Spartan Motors
Summary Balance Sheet

	Dec 31 2017 (unaudited)	Dec 31, 2016 (audited)
Assets		
Cash	$ 33,523	$ 32,041
Accts Receivable	83,147	65,441
Inventory	77,692	58,896
PP&E	55,177	53,116
Other Assets	51,625	33,800
Total Assets	**$ 301,164**	**$ 243,294**
Liabilities & Shareholders' Equity		
Accts Payable	$ 40,643	$ 31,336
Long-term Debt	17,925	74
Other Liabilities	74,327	58,932
Total Liabilities	**$ 132,895**	**$ 90,342**
Shareholders' Equity	168,269	152,952
Total Liabilities & Equity	**$ 301,164**	**$ 243,294**
Total Liquidity		
Cash	$ 33,523	$ 32,041
Net Borrowing Capacity	66,396	71,057
Total Liquidity	**$ 99,919**	**$ 103,098**

- Working capital utilization down to 12.5% of sales
  - 7.5 pt improvement since 2014
- Paid $5M on the revolver during 4Q17
- Total liquidity of $99.9M at 12/31/17 reflects:
  - $33.5M cash on hand
  - $66.4M of borrowing capacity
- Adequate liquidity/capacity to pursue opportunistic acquisitions

FINANCIAL OUTLOOK – 2018

2018 Guidance				
($M except per share)	Low	Mid-point	High	MP % Increase Over 2017
Revenue	**$790.0**	**$802.5**	**$815.0**	**13%**
Net income	**$18.8**	**$19.9**	**$21.0**	**25%**
Adjusted EBITDA	**$39.0**	**$40.5**	**$42.0**	**29%**
EPS	**$0.54**	**$0.57**	**$0.60**	**24%**
Adjusted EPS	**$0.56**	**$0.59**	**$0.62**	**37%**

See GAAP reconciliation in Appendix

CLOSING REMARKS

- 4Q17 operating results marked our 8th profitable quarter in a row, on an adjusted basis
  - All three business segments are now profitable
  - Momentum continues to build as process improvements optimize performance
- Invest in profitable growth to drive product and market share expansion, including opportunistic acquisitions
- Focused on sales growth and operational improvements
  - Become the #1 or #2 player in each market we serve
  - Achieve $1 billion in sales and ~10% adjusted EBITDA margins by 2020
- Spartan team determined to deliver exceptional growth in sales and profitability and increasing shareholder value

APPENDIX

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted adjusted EBITDA, and forecasted adjusted earnings per share, which are all non-GAAP financial measures. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this release such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to product recall campaigns, non-cash charges related to the impairment of assets, expenses related to business acquisition activities, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition.

We present the non-GAAP measures adjusted EBITDA, adjusted net income and adjusted earnings per share because we consider them to be important supplemental measures of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. The presentation of adjusted net income and adjusted earnings per share enables investors to better understand our operations by removing the impact of tax adjustments, including the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2015 and subsequent periods, the impact of a tax deduction for the write-off of an investment in a subsidiary, the impact of the Tax Cuts and Jobs Act on tax expense recorded in 2017, and other items that we believe are not indicative of our longer term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of these disclosures.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. In addition, non-GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, and comparing our financial performance with our peers. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP) Consolidated

(In thousands, except per share data) (Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,					
Spartan Motors, Inc	2017	% of sales	2016	% of sales	2017	% of sales	2016	% of sales	2015	% of sales
Net income	$ 2,439	1.3%	$ 942	0.6%	$ 15,935	2.3%	$ 8,610	1.5%	$ (16,972)	-3.1%
Add (subtract):										
Restructuring	53		224		1,252		1,095		2,855	
Intercompany chassis impact	-		-		2,073		-		-	
Asset impairment	-		-		-		406		2,234	
Acquisition inventory adjustment	-		-		189		-		-	
NHTSA settlement	-		-		-		-		2,269	
Recall expense	-		-		(368)		3,457		8,600	
JV expenses	-		1		-		7		508	
Acquisition related expenses	269		723		1,355		882		-	
Deferred tax asset adjustment	2,569		(282)		(3,260)		(2,932)		9,472	
Tax benefit of liquidation	(966)				(966)		-		-	
Tax effect of adjustments	(506)		(104)		(1,323)		(460)		(2,392)	
Adjusted net income	$ 3,858	2.1%	$ 1,504	1.0%	$ 14,887	2.1%	$ 11,065	1.9%	$ 6,574	1.2%
Net income	$ 2,439	1.3%	$ 942	0.6%	$ 15,935	2.3%	$ 8,610	1.5%	$ (16,972)	-3.1%
Add (subtract):										
Depreciation and amortization	2,602		2,161		9,937		7,903		7,437	
Taxes on income	3,651		111		90		100		4,880	
Interest expense	282		96		864		410		365	
EBITDA	$ 8,974	5.0%	$ 3,310	2.3%	$ 26,826	3.8%	$ 17,023	2.9%	$ (4,290)	-0.8%
Add (subtract):										
Restructuring	53		224		1,252		1,095		2,855	
Intercompany chassis impact	-		-		2,073		-		-	
Asset impairment	-		-		-		406		2,234	
Acquisition inventory adjustment	-		-		189		-		-	
NHTSA settlement	-		-		-		-		2,269	
Recall expense	-		-		(368)		3,457		8,600	
JV expenses	-		1		-		7		508	
Acquisition related expenses	269		723		1,355		882		-	
Adjusted EBITDA	$ 9,296	5.1%	$ 4,258	2.9%	$ 31,327	4.4%	$ 22,870	3.9%	$ 12,176	2.2%
Diluted net earnings per share	$ 0.07		$ 0.03		$ 0.46		$ 0.25		$ (0.50)	
Add (subtract):										
Restructuring	-		-		0.04		0.03		0.08	
Intercompany chassis impact	-		-		0.06		-		-	
Asset impairment	-		-		-		0.01		0.07	
Acquisition inventory adjustment	-		-		0.01		-		-	
NHTSA settlement									0.07	
Recall expense	-		-		(0.01)		0.10		0.25	
Acquisition related expenses	0.01		0.02		0.04		0.03		-	
JV expenses									0.02	
Deferred tax asset adjustment	0.07		(0.01)		(0.10)		(0.09)		0.28	
Tax benefit of liquidation	(0.03)		-		(0.03)		-		-	
Tax effect of adjustments	(0.01)		-		(0.04)		(0.01)		(0.07)	
Adjusted Diluted net earnings per share	$ 0.11		$ 0.04		$ 0.43		$ 0.32		$ 0.20	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2017	2016	2017	2016
Total segment adjusted EBITDA	$ 13,047	$ 6,545	$ 44,208	$ 32,029
Add (subtract):				
Interest expense	(282)	(96)	(864)	(410)
Depreciation and amortization	(2,602)	(2,162)	(9,937)	(7,903)
Restructuring expense	(52)	(224)	(1,252)	(1,095)
Acquisition expense	(269)	(723)	(1,354)	(882)
Impact of chassis shipments to Smeal	-	-	(2,073)	-
Recall expense	-	-	368	(3,457)
Impact of inventory fair value step-up	-	-	(189)	-
Joint venture expenses	-	(1)	(2)	(14)
Asset impairment	-	-	-	(406)
NHTSA settlement	-	-	-	-
Unallocated corporate expenses	(3,752)	(2,287)	(12,881)	(9,159)
Consolidated income before taxes	$ 6,090	$ 1,052	$ 16,024	$ 8,703

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,			
Spartan Motors, Inc.	**2017**	% of sales	**2016**	% of sales
Net income	$ 13,470	7.1%	$ 2,744	1.8%
Add (subtract):				
Restructuring	232		304	
Intercompany chassis impact	108		-	
Asset impairment	-		406	
Recall expense	(368)		1,742	
Acquisition related expenses	354		-	
Deferred tax asset valuation allowance	(6,295)		(1,716)	
Tax effect of adjustments	(98)		(111)	
Adjusted net income	$ 7,403	3.9%	$ 3,369	2.3%
Net income	$ 13,470	7.1%	$ 2,744	1.8%
Add (subtract):				
Depreciation and amortization	2,645		2,178	
Taxes on income	(3,736)		(113)	
Interest expense	189		112	
EBITDA	$ 12,568	6.6%	$ 4,921	3.3%
Add (subtract):				
Restructuring	232		304	
Intercompany chassis impact	108		-	
Asset impairment	-		406	
Recall expense	(368)		1,742	
Acquisition related expenses	354		-	
Adjusted EBITDA	$ 12,894	6.8%	$ 7,373	5.0%
Diluted net earnings per share	$ 0.38		$ 0.08	
Add (subtract):				
Restructuring	0.01		0.01	
Intercompany chassis impact	-		-	
Asset impairment	-		0.01	
Recall expense	(0.01)		0.05	
Acquisition related expenses	0.01		-	
Deferred tax asset valuation allowance	(0.18)		(0.05)	
Tax effect of adjustments	-		-	
Adjusted Diluted net earnings per share	$ 0.21		$ 0.10	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
Spartan Motors, Inc	**2017**	**% of sales**	**2016**	**% of sales**
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Inventory step-up				
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Deferred tax asset valuation allowance	-		-	
Tax effect of adjustments	-		-	
Adjusted net income	$ 2,362	1.4%	$ 6,316	3.9%
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Depreciation and amortization	2,365		1,778	
Taxes on income	92		9	
Interest expense	129		88	
EBITDA	$ 3,710	2.2%	$ 6,249	3.8%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Inventory step-up				
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Adjusted EBITDA	$ 4,948	2.9%	$ 8,191	5.0%
Diluted net earnings per share	$ 0.03		$ 0.13	
Add (subtract):				
Restructuring	0.01		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	-		0.05	
Acquistion related expenses	-		-	
Deferred tax asset valuation allowance	-		-	
Tax effect of adjustments	-		-	
Adjusted Diluted net earnings per share	$ 0.07		$ 0.19	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc	**2017**	**% of sales**	**2016**	**% of sales**
Net income (loss)	$ (1,098)	-0.7%	$ 543	0.4%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquistion related expenses	672		-	
Deferred tax asset valuation allowance	466		(235)	
Tax effect of adjustments	(719)		(125)	
Adjusted net income	$ 1,264	0.8%	$ 522	0.4%
Net income (loss)	$ (1,098)	-0.7%	$ 543	0.4%
Add (subtract):				
Depreciation and amortization	2,325		1,786	
Taxes on income	83		93	
Interest expense	264		114	
EBITDA	$ 1,574	0.9%	$ 2,536	1.9%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquistion related expenses	672		-	
Adjusted EBITDA	$ 4,189	2.5%	$ 2,875	2.1%
Diluted net earnings (loss) per share	$ (0.03)		$ 0.02	
Add (subtract):				
Restructuring	0.02		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	0.01		-	
Acquistion related expenses	0.02		-	
Deferred tax asset valuation allowance	0.01		(0.01)	
Tax effect of adjustments	(0.02)		(0.00)	
Adjusted Diluted net earnings per share	$ 0.04		$ 0.02	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended December 31, 2017	% of sales	2016	% of sales	Twelve Months Ended December 31, 2017	% of sales	2016	% of sales
Net income attributable to Fleet Vehicles and Services	$ 4,933	7.6%	$ 6,823	10.1%	$ 22,797	9.1%	$ 27,890	10.0%
Add (subtract):								
Depreciation and amortization	743		806		3,361		3,185	
Interest expense	80		53		156		162	
Earnings before interest, taxes, depreciation and amortization	$ 5,756	8.9%	$ 7,682	11.4%	$ 26,314	10.5%	$ 31,237	11.2%
Earnings before interest, taxes, depreciation and amortization	$ 5,756	8.9%	$ 7,682	11.4%	$ 26,314	10.5%	$ 31,237	11.2%
Restructuring charges	-		-		644		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 5,756	8.9%	$ 7,682	11.4%	$ 26,958	10.7%	$ 31,237	11.2%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended December 31, 2017	% of sales	2016	% of sales	Twelve Months Ended December 31, 2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ 2,004	2.6%	$ (3,748)	-7.9%	$ (1,499)	-0.5%	$ (13,720)	-7.5%
Add (subtract):								
Depreciation and amortization	631		507		2,342		1,143	
Taxes on income	-		-		-		70	
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,635	3.5%	$ (3,241)	-6.8%	$ 843	0.3%	$ (12,507)	-6.8%
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,635	3.5%	$ (3,241)	-6.8%	$ 843	0.3%	$ (12,507)	-6.8%
Restructuring charges	44		224		454		1,095	
Intercompany chassis impact	-		-		2,073		-	
Asset impairment					-		406	
Acquisition inventory adjustment	-		-		189		-	
Recall expense	-		-		(368)		3,457	
JV expenses	-		1		-		7	
Adjusted earnings (loss) before interest, taxes, depreciation and amortization	$ 2,679	3.5%	$ (3,016)	-6.4%	$ 3,191	1.1%	$ (7,542)	-4.1%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended December 31, 2017	% of sales	2016	% of sales	Twelve Months Ended December 31, 2017	% of sales	2016	% of sales
Net income attributable to Specialty Chassis and Vehicles	$ 4,232	10.3%	$ 1,659	5.1%	$ 12,642	8.0%	$ 7,545	5.6%
Add (subtract):								
Depreciation and amortization	373		219		1,314		789	
Earnings before interest, taxes, depreciation and amortization	$ 4,605	11.2%	$ 1,878	5.7%	$ 13,956	8.8%	$ 8,334	6.2%
Earnings before interest, taxes, depreciation and amortization	$ 4,605		$ 1,878	5.7%	$ 13,956		$ 8,334	6.2%
Restructuring charges	7		-		102		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 4,612	11.2%	$ 1,878	5.7%	$ 14,058	8.9%	$ 8,334	6.2%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income attributable to Fleet Vehicles and Services	$ 7,671	9.8%	$ 9,262	11.9%
Add (subtract):				
Depreciation and amortization	855		813	
Interest expense	27		43	
Earnings before interest, taxes, depreciation and amortization	$ 8,553	10.9%	$ 10,118	13.0%
Earnings before interest, taxes, depreciation and amortization	$ 8,553	10.9%	$ 10,118	13.0%
Restructuring charges	232		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 8,785	11.2%	$ 10,118	13.0%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ 2,186	3.3%	$ (3,835)	-9.1%
Add (subtract):				
Depreciation and amortization	575		217	
Taxes on income	-		-	
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,761	4.2%	$ (3,618)	-8.6%
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,761	4.2%	$ (3,618)	-8.6%
Restructuring charges	-		304	
Intercompany chassis impact	108		-	
Recall expense	(368)		1,742	
Asset impairment	-		406	
Adjusted earnings (loss) before interest, taxes, depreciation and amortization	$ 2,501	3.8%	$ (1,166)	-2.8%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income attributable to Specialty Chassis and Vehicles	$ 4,781	9.8%	$ 1,144	3.7%
Add (subtract):				
Depreciation and amortization	368		186	
Earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%
Earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%
Restructuring charges	-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$ 4,968	9.3%	$ 6,260	8.5%
Add (subtract):				
Depreciation and amortization	887		841	
Interest expense	12		21	
Earnings before interest, taxes, depreciation and amortization	$ 5,867	11.0%	$ 7,122	9.6%
Earnings before interest, taxes, depreciation and amortization	$ 5,867	11.0%	$ 7,122	9.6%
Restructuring charges	307		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 6,174	11.5%	$ 7,122	9.6%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ (2,100)	-2.6%	$ (2,475)	-4.7%
Add (subtract):				
Depreciation and amortization	584		210	
Taxes on income	-		70	
Earnings before interest, taxes, depreciation and amortization	$ (1,516)	-1.9%	$ (2,195)	-4.2%
Earnings before interest, taxes, depreciation and amortization	$ (1,516)	-1.9%	$ (2,195)	-4.2%
Restructuring charges	10		227	
Intercompany chassis impact	854		-	
Recall expense			1,715	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (652)	-0.8%	$ (253)	-0.5%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 2,502	7.0%	$ 3,260	8.6%
Add (subtract):				
Depreciation and amortization	263		123	
Earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%
Earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%
Restructuring charges	-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 2,765	7.7%	$ 3,383	9.0%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$ 5,225	9.7%	$ 5,544	9.4%
Add (subtract):				
Depreciation and amortization	876		873	
Taxes on income	-		-	
Interest expense	38		45	
Earnings before interest, taxes, depreciation and amortization	$ 6,139	11.4%	$ 6,462	10.9%
Earnings before interest, taxes, depreciation and amortization	$ 6,139	11.4%	$ 6,462	10.9%
Restructuring	105		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 6,244	11.6%	$ 6,462	10.9%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ (3,589)	-4.5%	$ (3,664)	-8.9%
Add (subtract):				
Depreciation and amortization	552		206	
Taxes on income	-		-	
Interest expense	-		-	
Earnings before interest, taxes, depreciation and amortization	$ (3,037)	-3.8%	$ (3,458)	-8.4%
Earnings before interest, taxes, depreciation and amortization	$ (3,037)	-3.8%	$ (3,458)	-8.4%
Restructuring	399		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ (1,337)	-1.7%	$ (3,119)	-7.6%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$ 1,127	3.4%	$ 1,480	4.4%
Add (subtract):				
Depreciation and amortization	310		115	
Taxes on income	-		-	
Interest expense	-		-	
Earnings before interest, taxes, depreciation and amortization	$ 1,437	4.4%	$ 1,595	4.8%
Earnings before interest, taxes, depreciation and amortization	$ 1,437	4.4%	$ 1,595	4.8%
Restructuring	96		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 1,533	4.7%	$ 1,595	4.8%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Consolidated

(In thousands, except per share data)

(Unaudited)

	Forecast Year Ending December 31, 2018		
	Low	**Mid**	**High**
Net income	$ 18,842	$ 19,903	$ 20,963
Add:			
Depreciation and amortization	11,672	11,672	11,672
Interest expense	427	455	483
Taxes	7,309	7,720	8,132
EBITDA	$ 38,250	$ 39,750	$ 41,250
Add (subtract):			
Restructuring charges	750	750	750
Adjusted EBITDA	$ 39,000	$ 40,500	$ 42,000
Earnings per share	$ 0.54	$ 0.57	$ 0.60
Add:			
Restructuring charges	0.02	0.02	0.02
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.56	$ 0.59	$ 0.62

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF
INVESTOR RELATIONS
517.997.3842

SPARTANMOTORS.COM

